Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: November 30, 2005
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1(CONT)		x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x
I declare under penalty of perjury (28 U.S.C, Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ MARTIN LANZONI	01/05/06

Signature of Authorized Individual*	Date

MARTIN LANZONI	Controller/treasurer

Printed Name of Authorized Individual	Title of Authorized Individual
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: November 30, 2005
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursement listed in this disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
CASH BEGINNING OR M0NTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHERS TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (Receipts Less Disbursements)

CASH-END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING US TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

		America Online		AOL Puerto Rico	America Online
		Latin America,	AOL Latin America	Management	Caribbean Basin,
		Inc.	Management, LLC	Services, Inc.	Inc.

	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Cash on hand at October 31, 2005		$192,869	$5,229,606	$4,177	$—

Cash Receipts:
Transfer funds to operating account
Interest on letters of credit at 5th Third Bank		1,274
Partial repayment of AOL Mex Loan			3,500,000
Reimbursement from AOL Mex for expenses paid on their behalf			255,000
Collection of A/R			52,000
Other misc				500
Payment from AOL, Inc for Puerto Rico revenues, net of networking costs

Cash Disbursements:				—
Payroll			(186,656)
Taxes/benefits			(66,104)
Office/Operations			(174,036)
Office Rent			(27,943)
Marketing — PR			(275,540)
Member services — PR			(64,597)
Bankruptcy costs (including consultants to sell assets)			(476,451)
Insurance
Costs related to the sale of AOL Argentina			(75,000)

Petty cash expenses
Transfer funds to operating account

Cash on Hand at November 30, 2005		194,144	7,690,279	4,677	—

In re America Online Latin America Inc., ET AL	Case No. 05 -11778 (MFW)
Debtor	Reporting Period: November 30, 2005
BANK RECONCILIATIONS SEE ATTACHED REPORT
Continuation Sheet for MOR — 1
A bank reconciliation must be included for 03 ck bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
[ILLEGIBLE]	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE
Adjusted bank Balance must equal balance per books

DEPOSITORS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER	I confirm that all Bank Account Balances have been reconciled to the books and records of the Company for the month of November 2005.

/s/ Martin Lanzoni
Martin Lanzoni
Controller/treasurer
11/30/05
FROM MOR - 1(CONT) (9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

Bank Accounts for U.S. Entities

					AOL Puerto Rico
			America Online Latin	AOL Latin America	Management	America Online
		BALANCE AT	America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.
BANK	ACCOUNT NUMBER	NOVEMBER 30, 2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
Citibank	3200490044	15,538		15,538
Citibank (DIP)	95 779 319	7,132,119		7,132,119
CD’s	3200490044	542,621		542,621
Third Fifth Bank (LCs)	20364610	194,144	194,144
Banco Popular	Puerto Rico	4,677			4,677

		$7,889,100	$194,144	$7,690,279	$4,677	$—

Note
Effective September 16th, 2005 a DIP cash account was established in the name of the debtor.
On October 4th, 2005 available funds were transferred into the new DIP account
The only exception to the above are CDs and LCs securing payrrol and retention agreements

In re	America Online Latin America, Inc.	Case No.	05-11778 (MFW)
	ET AL Debtor	Reporting Period:	November 30, 2005
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date

Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

			AOL Latin
		America Online	America	AOL Puerto Rico	America Online
		Latin America,	Management,	Management	Caribbean
		Inc.	LLC	Services, Inc.	Basin, Inc.

	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

INCOME STATEMENT

Subscription Services		—	—	—	1,007,447
Add-on Subs Services		—	—	—	—
Chargebacks		—	—	—	(40,111)

Subscriber Revenue		—	—	—	967,335

Advertising		—	50,000	—	—
E-commerce		—	—	—	—
Telco Revenues		—	—	—	—
I/C Management Fee Revenues		—	20,000	67,713	—
Other		—	—	—	—

Other Revenue		—	70,000	67,713	—

GROSS REVENUE		—	70,000	67,713	967,335

Transoceanic Circuits & Trunks		—	—	—	—
Network Costs		—	—	—	191,673
National Network — Fixed cost		—	107,693	—	—
National Network — Variable cost		—	—	—	—
National Network — In-Country Backhaul		—	—	—	—
National Network — Other		—	—	—	—
Hosting Fees		—	74,883	—	44,480
G & A Salary, Salary Taxes, & Benefits		—	(71,173)	11,404	—
G & A Other Costs		—	—	2,679	—
Depreciation — Telecommunications		—	—	—	—

Telco		—	111,404	14,083	236,153

Direct Labor		—	—	—	44,562
Outsourced Direct Labor		—	—	—	—
Other Direct Labor Costs		—	—	—	—
G & A Salary, Salary Taxes, & Benefits		—	—	—	—
G & A Other Costs		—	4,049	—	990
1-800 Telephone Costs		—	—	—	4,861
Depreciation — Member Services		—	—	—	—

Member Services		—	4,049	—	50,413

Fixed Core/ Contracts		—	—	16,836	—
G & A Salary, Salary Taxes, & Benefits		—	—	4,605	—
G & A Other Costs		—	—	57	—
Depreciation — Content		—	—	—	—

Content		—	—	21,499	—

Collection Costs		—	—	—	30,223
Gross Receipts Taxes [ISS, PIS COFINS]		—	—	—	—
Other		—	—	—	—
Depreciation — Other Costs of Revenue		—	—	—	—

Other Costs of Revenues		—	—	—	30,223

Total Cost of Revenues		—	115,453	35,582	316,789

Total Gross Profit		—	(45,453)	32,132	650,547

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

			AOL Latin
		America Online	America	AOL Puerto Rico	America Online
		Latin America,	Management,	Management	Caribbean
		Inc.	LLC	Services, Inc.	Basin, Inc.

	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Client Software		—	12,174	—	—
Other		—	—	—	—
Depreciation — Product Development		—	—	—	—

Product Development		—	12,174	—	—

G & A Salary, Salary Taxes, & Benefits		—	243,415	53,108	—
Bad Debt Expense		—	—	—	—
G & A Other Costs		—	824,476	37,231	284
G & A Intercompany Management Costs		—	—	10,000	77,713
Depreciation — G&A		—	3,069	4,996	—

G&A		—	1,070,959	105,334	77,997

Direct Mktg Costs [CD, Packaging, Mailing]		—	—	35	83,521
Other Direct Mktg		—	—	—	—
Brand Marketing		—	—	—	1
G&A Acquisition — Salaries, Taxes & Benefits		—	—	27,744	—
G&A Acquisition — Other G&A		—	—	1,537	—
G&A Brand — Salaries, Taxes & Benefits		—	—	—	—
G&A Brand — Other G&A		—	—	—	—
Depreciation — Acquisition Mktg		—	—	—	—
Depreciation — Brand Mktg		—	—	—	—
Amortization — Banco ITAU		—	—	—	—

Marketing		—	—	29,317	83,522

Income / (Loss) from Operations		—	(1,128,586)	(102,519)	489,027

Dividends		—	—	—	—
Interest [Received]		1,275	1,964	—	—
Gross Rents		—	—	—	—
Gross Royalties		—	—	—	—
Currency Exchange gains/(losses)		—	—	—	—
Other		—	—	—	—

Total Other Income		1,275	1,964	—	—

Income / (Loss)		1,275	(1,126,621)	(102,519)	489,027

Interest (Paid)		—	—	—	—
Depreciation		—	—	—	—
Initial Development [Amort.]		—	—	—	—
Amortization		—	—	—	—
Amortization of Goodwill / other intangible		—	—	—	—
Other		91,278,179	—	—	—

Total Other Expenses		91,278,179	—	—	—

Net Income / (Loss) Bef Income Tax		(91,276,904)	(1,126,621)	(102,519)	489,027

Provision (benefit) for income taxes		—	—	—	—

Net Income / (Loss) before Dividends		(91,276,904)	(1,126,621)	(102,519)	489,027
Dividends on Series B and C

Net Income / (Loss)		(91,276,904)	(1,126,621)	(102,519)	489,027

In re	America Online Latin America, Inc.	Case No. 05-11778 (MFW)
	ET AL Debtor	Reporting Period: November 30, 2005
BALANCE SHEET - SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE ATTEND OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS

	BOOK VALUE END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNER EQUITY	$	$

* “Insider” is defined U.S.C. Section 101(31).
FORM MOR-3
(9/99)

11

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

			AOL Latin
		America Online	America	AOL Puerto Rico	America Online
		Latin America,	Management,	Management	Caribbean
		Inc.	LLC	Services, Inc.	Basin, Inc.
	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents		194,144	7,690,279	4,677	—
Short-term Investments		—	—	—	—
Other Accounts Receivable		—	3,780	188	—
Accounts Receivable — Subscription		—	—	—	—
Accounts Receivable — Advertising & E-Commerce		—	27,241	—	22,515
Accounts Receivable — PC Financing		—	—	—	—
Accounts Receivable — Related Parties		—	—	—	—
Less Allowance		—	—	—	(6,415)
Receivable from other AOLA affiliate — Spain		—	1,002,906	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale		6,718,116	—	—	13,769,333
Receivable from other AOLA affiliate — QuotaHolders		—	2,007	—	—
Receivable from other AOLA affiliate — Argentina		—	—	—	—
Receivable from other AOLA affiliate — Brazil		—	—	—	—
Receivable from other AOLA affiliate — Mexico		10,592,281	144,802	—	—
Receivable from other AOLA affiliate — Puerto Rico		17,003	2,165,951	144,531	3,587,289
Receivable from other AOLA affiliate — AOLA Inc.		—	116,959	—	2,258,212
Receivable from AOL Inc		—	67,763	—	—
Receivable from ODC		—	—	—	—
Receivable from Itaú		—	—	—	—
Inventories		—	—	—	—
Value Added Taxes Recoverable		—	—	—	—
Other Receivables		(0)	—	—	—
Prepaid Expenses		—	2,426,116	112,090	927
Other Current Assets		—	—	—	—

Total Current Assets		17,521,544	13,647,804	261,487	19,631,861

Other Assets:
Buildings and Other Depreciable Assets		—	956,540	559,864	—
Less Accumulated Depreciation		—	(945,823)	(478,738)	—
Land		—	—	—	—
Capitalized product development & localization costs		—	1,112,117	—	—
Less Accumulated Amortization		—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]		—	2,863,900	24,789	—
Less Accumulated Amortization		—	(2,863,366)	—	—
Capitalized IPO — related costs		—	—	—	—
Investments in Subsidiaries		593,837,810	—	—	—
Investments in Available for sale securities		—	—	—	—
Goodwill		—	—	—	—
Other Assets		—	80,131	25,379	20,150

Total Other Assets		593,837,810	91,382	131,295	20,150

TOTAL ASSETS		611,359,353	13,739,186	392,782	19,652,011

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

			AOL Latin
		America Online	America	AOL Puerto Rico	America Online
		Latin America,	Management,	Management	Caribbean Basin,
		Inc.	LLC	Services, Inc.	Inc.

	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable		—	166,878	82,934	241,585
Trade Accounts Payable — Related Parties		—	—	—	—
Payable to other AOLA affiliate — Spain		8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale		116,959	—	1,113,805	—
Payable to other AOLA affiliate — QuotaHolders		—	956,045	—	—
Payable to other AOLA affiliate — Argentina		—	—	—	—
Payable to other AOLA affiliate — Brazil		—	197,889	—	—
Payable to other AOLA affiliate — Mexico		—	—	—	—
Payable to other AOLA affiliate — Puerto Rico		2,071,212	14,311,877	4,967,459	—
Payable to other AOLA affiliate — AOLA Inc.		—	6,718,116	—	—
Payable to AOL Inc		4,050,411	3,664,054	—	(1,222,344)
Payable to ODC		—	—	—	—
Payable to Itaú		—	—	—	—
Notes and Bonds payable in less than 1 year		—	—	—	—
Deferred Revenue Short-term		—	5,000	—	10,448
Accrued Personnel Costs		—	1,126,916	188,830	—
Deferred Network Services Credit		—	—	—	—
Lease Liability		—	102,195	14,155	—
Income Taxes Payable		—	(56)	362	—
Value Added Taxes Payable		—	—	—	—
Other taxes payable		—	—	16,209	—
Other accrued expenses and liabilities		—	122,778	5,000	127,148

Total Current Liabilities		6,247,580	27,371,691	6,388,753	(843,164)

Long-Term Liabilities:
Loans Payable Intra- AOLA		—	—	—	—
Loans Payable to AOL Inc.		160,000,000	—	—	—
Loans Payable to ODC		—	—	—	—
Loans Payable to Itaú		—	—	—	—
Deferred Revenue Long-term		—	—	—	—
Deferred Network Services Credit		—	—	—	—
Other Liabilities		—	—	17,706	—

Total Noncurrent Liabilities		160,000,000	—	17,706	—

Total Liabilities		166,247,580	27,371,691	6,406,459	(843,164)

Stockholders’ Equity:
Preferred Stock		2,294,390	—	—	—
Common Stock		1,352,418	—	1	1
Additional Paid In Capital		684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities		—	—	—	—
Accumulated Comprehensive Income -		—	—	—	—
Retained Earnings (Accumulated Deficit)		(134,765,067)	(9,231,432)	(11,035,949)	9,899,082
Unrealized Translation G/(L)		(83,220)	26,973	(1,659)	—
Adjustments to shareholders’ equity		(13,602)	—	—	—
Less Dividends Declared		—	—	—	—
Current Year Income (loss)		(107,678,713)	(4,428,046)	(1,517,557)	5,118,136

Total Stockholders’ Equity		445,111,774	(13,632,505)	(6,013,308)	20,495,175

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		611,359,354	13,739,186	393,151	19,652,011

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: November 30, 2005
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report , the amount should be zero.
Attach photocopies of IRS form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns field during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All Payroll Taxes and other Business Taxes are current through November 30, 2005.

* “Insider” is defined in 11 U.S.C Section 101(31).
FORM MOR-4
(9/99)

/s/ Martin Lanzoni
Martin Lanzoni Controller/treasurer 11/30/05

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: November 30, 2005
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
- SEE ATTACHED SCHEDULES-

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

For accounting purposes, the loss incurred by AOL Latin America, S.L. related to the sale of its equity interest in AOL Argentina, S.A. was recorded on the books of America Online Latin America, Inc.
FORM MOR-5
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, November 30, 2005

		America Online	AOL Latin	AOL Puerto Rico	America Online
		Latin America,	America Management,	Management	Caribbean Basin,
		Inc.	LLC	Services, Inc.	Inc.

	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Accounts receivable — beginning		$—	$31,946	$—	$24,515
New invoicings			50,000
Debit memos
Collections			(50,000)		(2,000)
Credit memos			(4,705)

Accounts receivable — ending		$—	$27,241	$—	$22,515

Note
Acitivity under America Online Caribbean Basin, Inc. is consolidated in the cash flow under AOLA Mgmt. but showed separately here to reflect accounting treatment.

R03B4201B	America Online Latin America	01/05/06	20:13:49
AOLA0004	A/R Details with Aging	Page - Aging Date	1 11/30/05

Company: 00015 AOL Puerto Rico Inc.
	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 - 60	61 - 90	91 - 120	121 - 150	Over 150
Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC								Phone Number: (787)		250-0006		Credit Limit		Insured Credit Limit
RI	379	00015	001	02/15/05	03/17/05	1,600.00		1,600.00								1,600.00

Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING USD INC						1,600.00		1,600.00								1,600.00
Customer: 16731 CHRYSLER								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	133	00015	001	10/09/03	11/08/03	8,400.00		1,680.00								1,680.00
RC	14299				05/24/04	6,720.00	-
RI	154	00015	001	11/25/03	12/25/03	4,000.00		175.00								175.00
RC	14820				03/15/04	3,825.00	-
RI	420	00015	001	06/15/05	06/16/05	3,360.00	-	3,360.00	-	3,360.00	-
RI	421	00015	001	06/15/05	07/15/05	3,360.00		3,360.00						3,360.00
RI	125	00015	001	08/18/03	09/17/03	8,400.00		1,680.00								1,680.00
RC	14063				11/14/03	6,720.00	-

Customer: 16731 CHRYSLER					USD	3,535.00		3,535.00		3,360.00	-			3,360.00		3,535.00
Customer: 15805 DLC DIGITAL								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	257	00015	001	10/27/04	10/27/04	1,920.00	-	1,920.00	-	1,920.00	-
RI	258	00015	001	10/27/04	11/26/04	2,400.00		2,400.00								2,400.00
RI	259	00015	001	10/27/04	11/26/04	2,400.00		2,400.00								2,400.00

Customer: 15805 DLC DIGITAL					USD	2,880.00		2,880.00		1,920.00	-					4,800.00
Customer: 13315 PLAZA LAS AMERICAS								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	400	00015	001	04/12/05	05/12/05	7,000.00		7,000.00								7,000.00
RI	415	00015	001	05/15/05	06/14/05	7,000.00		7,000.00								7,000.00

Customer: 13315 PLAZA LAS AMERICAS					USD	14,000.00		14,000.00								14,000.00
Customer: 16367 SPEEDLINKS CORP								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	378	00015	001	02/15/05	03/17/05	500.00		500.00								500.00

Customer: 16367 SPEEDLINKS CORP					USD	500.00		500.00								500.00
Customer: 18467 UNIVERSITY OF PHOENIX								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	359	00015	001	01/31/05	11/18/05	1,866.40		37.33		37.33

R03B4201B	America Online Latin America	01/05/06	20:13:49
AOLA0004	A/R Details with Aging	Page -	2
		Aging Date	11/30/05

Company: 00015 AOL Puerto Rico Inc.
	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current		31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RC	25408				05/19/05	1,829.07	-
RI	390	00015	001	03/11/05	11/18/05	1,866.40		37.33	37.33
RC	25815				07/11/05	1,829.07	-
RI	416	00015	001	05/15/05	11/18/05	1,866.40		1,866.40	1,866.40
RI	429	00015	001	07/29/05	11/18/05	1,867.20		1,867.20	1,867.20

Customer: 18467 UNIVERSITY OF PHOENIX					USD	3,808.26		3,808.26	3,808.26

Company: 00015 AOL Puerto Rico Inc.					USD	26,323.26		26,323.26	1,471.74	-				3,360.00	24,435.00
Grand Total					USD	26,323.26		26,323.26	1,471.74	-				3,360.00	24,435.00

R03B4201B	America Online Latin America	01/05/06 20:14:37
AOLA0004	A/R Details with Aging	Page — 1
Company: 00501 AOL Latin America Management		Aging Date 11/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 - 60	61 - 90	91 - 120	121 - 150	Over 150
Customer: 15294 AMERICA ONLINE								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	701	00501	001	12/21/04	12/21/04	2,500.00		2,500.00								2,500.00

Customer: 15294 AMERICA ONLINE					USD	2,500.00		2,500.00								2,500.00

Customer: 14408 AMERICA ONLINE, INC.								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	348	00501	001	12/09/03	12/09/03	13,592.26	-	13,592.26	-	13,592.26	-

Customer: 14408 AMERICA ONLINE, INC.					USD	13,592.26	-	13,592.26	-	13,592.26	-
Customer: 17541 AOL ARGENTINA SRL								Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	74	00501	001	07/14/05	07/14/05	21,571.00	-	21,571.00	-	21,571.00	-
RM	75	00501	001	07/14/05	07/14/05	12,505.00	-	12,505.00	-	12,505.00	-
RI	807	00501	001	05/18/05	06/17/05	6,806.00		6,806.00								6,806.00
RI	808	00501	001	05/18/05	06/17/05	64.90		64.90								64.90
RI	809	00501	001	05/18/05	06/17/05	12,505.00		12,505.00								12,505.00
RI	844	00501	001	06/21/05	07/21/05	105.35		105.35							105.35
RI	845	00501	001	06/21/05	07/21/05	6,237.00		6,237.00							6,237.00
RI	862	00501	001	07/28/05	08/27/05	33.33		33.33						33.33

Customer: 17541 AOL ARGENTINA SRLUSD						8,324.42	-	8,324.42	-	34,076.00	-			33.33	6,342.35	19,375.90
Customer: 16796 AOL INC.								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	852	00501	001	07/11/05	07/11/05	33,333.33		33,333.33							33,333.33
RI	859	00501	001	07/29/05	07/29/05	5,416.66		5,416.66							5,416.66
RI	876	00501	001	08/30/05	08/30/05	33,333.33		33,333.33						33,333.33

Customer: 16796 AOL INC.					USD	72,083.32		72,083.32						33,333.33	38,749.99
Customer: 17674 AOL INC.								Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	747	00501	001	02/15/05	03/17/05	120.00		120.00								120.00
RI	769	00501	001	03/31/05	04/30/05	600.00		600.00								600.00
RI	770	00501	001	03/31/05	04/30/05	400.00		400.00								400.00
RI	771	00501	001	03/31/05	04/30/05	400.00		400.00								400.00
RI	771	00501	002	03/31/05	04/30/05	80.00		80.00								80.00

R03B4201B	America Online Latin America	01/05/06 20:14:37
AOLA0004	A/R Details with Aging	Page — 2
Aging Date 11/30/05
Company: 00501 AOL Latin America Management

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RI	771	00501	003	03/31/05	04/30/05	1,000.00		1,000.00								1,000.00
RI	772	00501	001	03/31/05	04/30/05	950.00		950.00								950.00
RI	773	00501	001	03/31/05	04/30/05	950.00		950.00								950.00

Customer: 17674 AOL INC. USD						4,500.00		4,500.00								4,500.00
Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.								Phone Number: (			)	Credit Limit		Insured Credit Limit
RM	69	00501	001	05/20/05	05/20/05	1,615.47	-	1,615.47	-	1,615.47	-
RI	357	00501	001	01/31/04	03/01/04	1,615.47		1,615.47								1,615.47

Customer: 17119 AOL MEXICO S. DE R.USD L. DE C.V.										1,615.47	-					1,615.47
Customer: 20566 AOL S de R L de CV								Phone Number: (			)	Credit Limit		Insured Credit Limit
RM	73	00501	001	06/21/05	06/30/05	11,220.00	-	11,220.00	-	11,220.00	-
RI	775	00501	001	03/30/05	04/29/05	66,747.00		62,306.91								62,306.91
RC	050205				05/31/05	4,440.09	-
RI	792	00501	001	04/21/05	05/21/05	724.15		724.15								724.15
RI	797	00501	001	05/20/05	06/19/05	1,615.47		1,615.47								1,615.47
RI	804	00501	001	05/18/05	06/17/05	67,614.00		67,614.00								67,614.00
RI	863	00501	001	07/28/05	08/27/05	503.01		503.01						503.01
RI	865	00501	001	07/28/05	08/27/05	7,460.00		7,460.00						7,460.00
RI	866	00501	001	07/28/05	08/27/05	64,305.00		64,305.00						64,305.00

Customer: 20566 AOL S de R L de CV USD						193,308.54		193,308.54		11,220.00	-			72,268.01		132,260.53
Customer: 14417 AOL TIME WARNER								Phone Number: (			)	Credit Limit		Insured Credit Limit
RR	3	00501	001	04/30/03	05/30/03	1,000.00		1,000.00								1,000.00
RI	398	00501	001	03/31/04	04/30/04	270.09		270.09								270.09

Customer: 14417 AOL TIME WARNER USD						1,270.09		1,270.09				1,270.09				1,270.09
Customer: 16522 FINSER CORPORATION								Phone Number: (			)	Credit Limit		Insured Credit Limit
RM	70	00501	001	06/22/05	06/22/05	16,794.00	-	16,794.00	-	16,794.00	-
RM	71	00501	001	06/22/05	06/22/05	1,800.00	-	1,800.00	-	1,800.00	-
RI	822	00501	001	06/22/05	07/22/05	16,794.00		16,794.00							16,794.00

R03B4201B	America Online Latin America	01/05/06 20:14:37
AOLA0004	A/R Details with Aging	Page - 3
Aging Date 11/30/05

Company: 00501	AOL Latin America Management

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount		Current		31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RI	823	00501	001	06/22/05	07/22/05	1,800.00		1,800.00							1,800.00

Customer:		16522	FINSER CORPORATION		USD					18,594.00-					18,594.00
Customer:		14532		FORTUNE INTERNATIONAL BRICKELL,LLC				Phone Number: ( )				Credit Limit			Insured Credit Limit
RI	793	00501	001	05/15/05	06/14/05	5,000.00		5,000.00								5,000.00
RI	811	00501	001	06/15/05	07/15/05	5,000.00		5,000.00							5,000.00
RI	857	00501	001	07/29/05	08/28/05	5,000.00		5,000.00						5,000.00

Customer:		14532	FORTUNE INTERNATIONAL BRICKELL,LLC		USD	15,000.00		15,000.00						5,000.00	5,000.00	5,000.00
Customer:			18696	GOOGLE TECHNOLOGY INC				Phone Number: ( )				Credit Limit			Insured Credit Limit
RI	780	00501	001	04/21/05	04/21/05			25,000.00	-	25,000.00-
RC	090105				09/12/05	25,000.00	-
RI	868	00501	001	09/29/05	09/29/05	25,000.00		25,000.00					25,000.00

Customer:		18696	GOOGLE TECHNOLOGY INC		USD					25,000.00	-		25,000.00
Customer:			14233	MEDIA 8, INC.				Phone Number: ( )				Credit Limit			Insured Credit Limit
RI	800	00501	001	05/26/05	06/25/05	1,580.43		1,580.43								1,580.43

Customer:		14233	MEDIA 8, INC.		USD	1,580.43		1,580.43								1,580.43
Customer:			17178	NEW.NET, INC.				Phone Number: ( )				Credit Limit			Insured Credit Limit
RI	713	00501	001	01/01/05	01/31/05	2,222.22		2,222.22								2,222.22
RI	730	00501	001	02/15/04	03/16/04	2,222.22		2,222.22								2,222.22
RI	745	00501	001	02/15/05	03/17/05	2,222.22		2,222.22								2,222.22
RI	762	00501	001	03/11/05	04/10/05	2,222.22		2,222.22								2,222.22
RI	778	00501	001	04/12/05	05/12/05	2,222.22		2,222.22								2,222.22
RI	794	00501	001	05/15/05	06/14/05	2,222.22		2,222.22								2,222.22
RI	812	00501	001	06/15/05	07/15/05	2,222.22		2,222.22							2,222.22
RI	851	00501	001	07/11/05	08/10/05	2,222.22		2,222.22						2,222.22
RI	877	00501	001	08/30/05	09/29/05	2,222.22		2,222.22					2,222.22

Customer:		17178	NEW.NET, INC.		USD	19,999.98		19,999.98					2,222.22	2,222.22	2,222.22	13,333.32

R03B4201B	America Online Latin America	01/05/06 20:14:37
AOLA0004	A/R Details with Aging	Page - 4
Aging Date 11/30/05

Company: 00501	AOL Latin America Management

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
Customer:		20970	Osvaldo Banos			Phone Number: ( )			Credit Limit		Insured Credit Limit
RI	798	00501	001	05/25/05	06/24/05	25.00	25.00						25.00

Customer:		20970	Osvaldo Banos		USD	25.00	25.00						25.00

Company:		00501	AOL Latin America Management		USD	288,350.68	288,350.68	104,097.73-		27,222.22	112,856.89	70,908.56	181,460.74
Grand Total					USD	288,350.68	288,350.68	104,097.73-		27,222.22	112,856.89	70,908.56	181,460.74